Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,676.96
Total Fee Amount	3,676.96
Total Transaction Valuation	26,625,326.44
Total Offset Amount	0.00
Net Fee	$ 0.00